Exhibit 99.05

MONEYGRAM INTERNATIONAL, INC.
2005 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement is between MoneyGram International, Inc., a Delaware corporation (the “Company”), and you, the person named in the Notice of Restricted Stock Grant (the “Notice”) accompanying this Agreement and who is an employee of the Company or one of its Affiliates. This Agreement is effective as of the date of grant set forth in the Notice (the “Grant Date”).

The Company wishes to award to you a number of shares of the Company’s Common Stock, $0.01 par value (the “Common Stock”), subject to certain restrictions as provided in this Agreement, in order to carry out the purpose of the Company’s 2005 Omnibus Incentive Plan (the “Plan”).

Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows:

1. Award of Restricted Stock.

The Company hereby grants to you, effective as of the Grant Date, an Award of Restricted Stock for that number of shares of Common Stock set forth in the Notice (the “Shares”), on the terms and conditions set forth in this Agreement and the Notice and in accordance with the terms of the Plan.

2. Rights with Respect to the Shares.

With respect to the Shares, you shall be entitled to exercise the rights of a stockholder of Common Stock of the Company, including the right to vote the Shares and the right to receive cash dividends thereon as provided in Section 9 of this Agreement, unless and until the Shares are forfeited pursuant to Section 5 or 6 hereof. Your rights with respect to the Shares shall remain forfeitable at all times prior to the date or dates on which such rights become vested, and the restrictions with respect to the Shares lapse, in accordance with Section 3, 4 or 5 hereof.

3. Vesting.

Subject to the terms and conditions of this Agreement, the Shares shall vest, and the restrictions with respect to the Shares shall lapse, on the date or dates and in the amount or amounts set forth in the Notice if you remain continuously employed by the Company or an Affiliate of the Company until the respective vesting dates. The Board of Directors of the Company (the “Board”) and the Human Resources Committee of the Board (the “Committee”) shall have authority, as specified by the Plan, including the authority to accelerate the time at which any or all of the restrictions shall lapse with respect to the Shares, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of change in applicable tax or other law, or other change in circumstances.

4. Effect of Change in Control.

Notwithstanding the vesting provisions contained in Section 3 above, but subject to the other terms and conditions contained in this Agreement, from and after a Change of Control (as defined below) the following provisions shall apply:

(a) If you are employed by the Company or an Affiliate of the Company on the date of the Change in Control, you shall become immediately and unconditionally vested in all Shares and the restrictions with respect to all of the Shares shall lapse.

(b) For purposes of this Agreement, a “Change in Control” shall mean any of the following events:

(i) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”); or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following:

(1) any acquisition directly from the Company or any entity controlled by the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company or any entity controlled by the Company;

(2) any acquisition by the Company, or any entity controlled by the Company;

(3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

(4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of Section (iii) below; or

(ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section (b)(ii) that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”) excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction (the “Prior Stockholders”) beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding  shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company or other entity resulting from such Corporate Transaction (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company or any entity controlled by the Company, any employee benefit plan (or related trust) of the Company or any entity controlled by the Company or such corporation or other entity resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the Company or other entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of the Company or such other entity entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; and further excluding any disposition of all or substantially all of the assets of the Company pursuant to a spin-off, split-up or similar transaction (a “Spin-off”) if, immediately following the Spin-off, the Prior Stockholders beneficially own, directly or indirectly, more than 80% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; provided, that if another Corporate Transaction involving the Company occurs in connection with or following a Spin-off, such Corporate Transaction shall be analyzed separately for purposes of determining whether a Change in Control has occurred; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

5. Effect of Termination.

(a) If you cease to be employed by the Company or an Affiliate of the Company prior to the vesting of the Shares pursuant to Section 3 or 4 hereof, your rights to all of the unvested Shares shall be immediately and irrevocably forfeited, including the right to vote such Shares and the right to receive cash dividends on such Shares, except that:

(i) if the Company or an Affiliate of the Company terminates your employment involuntarily and not for Cause (as defined below) prior to the vesting of the Shares pursuant to Section 3 or 4 hereof, you will continue to vest in the Shares of Restricted Stock as set forth in the Notice. For purposes of this Agreement, termination for “Cause” shall mean a termination which results from: (1) a willful and continued failure to perform the required duties of your position; (2) a breach of your fiduciary duty to the Company; (3) an act of willful or gross misconduct, whether or not such act is the basis for a determination by the Company pursuant to Section 6(b) or (c) below that you have engaged in misconduct or acts contrary to the Company; or (4) a conviction or guilty plea to a felony or to a misdemeanor involving an act or acts of fraud, theft or embezzlement. The Company’s determination of whether a termination was for Cause shall be made by the Committee, in the case of executive officers of the Company, and by the Chief Executive Officer and General Counsel of the Company, in the case of all other officers and employees;

(ii) if your employment with the Company or an Affiliate of the Company is terminated due to a Disability (as defined below) prior to the vesting of the Shares pursuant to Section 3 or 4 hereof, you will continue to vest in the Shares of Restricted Stock as set forth in the Notice. “Disability” for purposes of this Agreement shall mean a medically determinable physical or mental impairment which: (i) renders you incapable of performing the essential functions of your job responsibilities at the Company or its Affiliates and incapable of holding any job at the Company or its Affiliates which qualifies you for participation in the Plan; (ii) can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Company;

(iii) if your employment with the Company or an Affiliate of the Company is terminated due to Retirement (as defined below) prior to the vesting of the Shares pursuant to Section 3 or 4 hereof, you will continue to vest in the Shares of Restricted Stock as set forth in the Notice. “Retirement” for purposes of this Agreement shall mean the voluntary termination of employment on or after age 55 with ten (10) years of service with the Company or an Affiliate of the Company; or

(iv) if your employment with the Company or an Affiliate of the Company is terminated due to death prior to the vesting of the Shares pursuant to Section 3 or 4 hereof, you will continue to vest in the Shares of Restricted Stock as set forth in the Notice. No transfer by will or the applicable laws of descent and distribution of any Shares which vest by reason of your death shall be effective to bind the Company unless the Committee shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

6. Forfeiture and Repayment Provisions.

(a) Non-Compete. Unless a Change in Control (as defined above) shall have occurred after the date hereof:

(i) In order to better protect the goodwill of the Company and its Affiliates and to prevent the disclosure of the Company’s or its Affiliates’ trade secrets and confidential information and thereby help insure the long-term success of the business, you, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of your termination of employment with the Company or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Company or its Affiliates (including both existing services or products as well as services or products known to you, as a consequence of your employment with the Company or one of its Affiliates, to be in development):

(1) with respect to which your work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or one of its Affiliates; or

(2) with respect to which during that period of time you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of the Company or its Affiliates.

(ii) For purposes of the provisions of Section 6(a), it shall be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(iii) All Shares subject to the restrictions imposed by Section 2 above shall be forfeited and returned to the Company, if you engage in any conduct agreed to be avoided pursuant to the provisions of Section 6(a) at any time within two (2) years following the date of your termination of employment with the Company or any of its Affiliates.

(iv) If, at any time within two (2) years following the date of your termination of employment with the Company or any of its Affiliates, you engage in any conduct agreed to be avoided pursuant to the provisions of Section 6(a), then all consideration (without regard to tax effects) received directly or indirectly by you from the sale or other disposition of all Shares which vest during the two (2) year period prior to your termination from employment shall be paid by you to the Company, or such Shares shall be returned to the Company. You consent to the deduction from any amounts the Company or any of its Affiliates owes to you to the extent of the amounts you owe the Company or its Affiliates hereunder.

(b) Misconduct. Unless a Change in Control (as defined above) shall have occurred after the date hereof:

(i) All consideration (without regard to tax effects) received directly or indirectly by you from the sale or other disposition of the Shares shall be paid by you to the Company or such Shares shall be returned to the Company, if the Company reasonably determines that during your employment with the Company or any of its Affiliates:

(1) You knowingly participated in misconduct that causes a misstatement of the financial statements of the Company or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Company applicable to you or of the Always Honest compliance program or similar program of the Company or its Affiliates; or

(2) You were aware of and failed to report, as required by any code of ethics of the Company applicable to you or by the Always Honest compliance program or similar program of the Company, misconduct that causes a misstatement of the financial statements of the Company or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Company applicable to you or of the Always Honest compliance program or similar program of the Company or its Affiliates.

(ii) You consent to the deduction from any amounts the Company or any of its Affiliates owes to you to the extent of the amounts you owe the Company under this Section 6(b).

(c) Acts Contrary to Company. Unless a Change in Control (as defined above) shall have occurred after the date hereof, if the Company reasonably determines that at any time within two (2) years after the lapse of the Restriction Period you have acted significantly contrary to the best interests of the Company, including, but not limited to, any direct or indirect intentional disparagement of the Company, then all consideration (without regard to tax effects) received directly or indirectly by you from the sale or other disposition of all Shares which vest during the two (2) year period prior to the Company ‘s determination shall be paid by you to the Company, or such Shares shall be returned to the Company. You consent to the deduction from any amounts the Company or any of its Affiliates owes to you to the extent of the amounts you owe the Company under this Section 6(c).

(d) The Company’s reasonable determination required under Sections 6(b)(i) and 6(c) shall be made by the Committee, in the case of executive officers of the Company, and by the Chief Executive Officer and General Counsel of the Company, in the case of all other officers and employees.

7. Restriction on Transfer.

Until the Shares vest pursuant to Section 3, 4 or 5 hereof, none of the Shares may be sold, assigned, transferred, pledged, attached or otherwise encumbered, and no attempt to transfer the Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Shares.

8. Issuance and Custody of Certificates.

(a) The Company shall cause the Shares to be issued in your name, either by book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order. If any certificate is issued, the certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares.

(b) If any certificate is issued, you shall be required to execute and deliver to the Company a stock power or stock powers relating to the Shares as a condition to the receipt of this Award of Restricted Stock.

(c) After any Shares vest pursuant to Section 3, 4 or 5 hereof, and following payment of the applicable withholding taxes pursuant to Section 10 hereof, the Company shall promptly cause such vested Shares (less any shares withheld to pay taxes), free of the restrictions and/or legend described in Section 8(a) hereof, to be delivered, either by book-entry registration or in the form of a certificate or certificates, registered in your name or in the names of your legal representatives, beneficiaries or heirs, as the case may be.

9. Distributions and Adjustments.

(a) If any Shares vest subsequent to any change in the number or character of the Common Stock of the Company (through any stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation split-up, spin-off, combination, repurchase or exchange of shares or otherwise), you shall then receive upon such vesting the number and type of securities or other consideration which you would have received if such Shares had vested prior to the event changing the number or character of the outstanding Common Stock.

(b) Any additional shares of Common Stock of the Company, any other securities of the Company and any other property (except for cash dividends or other cash distributions) distributed with respect to the Shares prior to the date or dates the Shares vest shall be subject to the same restrictions, terms and conditions as the Shares to which they relate and shall be promptly deposited with the Secretary of the Company or a custodian designated by the Secretary.

(c) Any cash dividends or other cash distributions payable with respect to the Shares shall be distributed to you at the same time cash dividends or other cash distributions are distributed to shareholders of the Company generally.

10. Taxes.

(a) You acknowledge that you will consult with your personal tax advisor regarding the income tax consequences of the grant of the Shares, payment of dividends on the Shares, the vesting of the Shares and any other matters related to this Agreement. In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you.

(b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee administering the Plan, you may elect to satisfy any applicable tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the Shares by (i) delivering cash (including check, draft, money order or wire transfer made payable to the order of the Company), (ii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of such taxes (only full shares of Common Stock shall be utilized for payment purposes). Your election must be made on or before the date that the amount of tax to be withheld is determined.

11. Employee Data Privacy.

By entering into this Agreement, and as a condition of the grant of Shares, you consent to the collection, use and transfer of personal data as described in this Section 11. You understand that the Company and its Affiliates hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social/national insurance number, salary, nationality, job title, any Shares of Common Stock or directorships held in the Company, details of all Options or other entitlement to Shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of managing and administering the Plan (the “Data”). You further understand that the Company and/or its Affiliates will transfer Data amongst themselves as necessary for the purposes of implementation, administration and management of your participation in the Plan, and that the Company and/or its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan (the “Data Recipients”). You understand that these Data Recipients may be located in your country of residence or elsewhere, such as the European Union or the United States. You authorize the Data Recipients to receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares of Common Stock on your behalf, to a broker or third party with whom the Shares acquired on vesting may be deposited. You understand that you may, at any time, review the Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the Company. You further understand that withdrawing consent may affect your ability to participate in the Plan.

12. General Provisions.

(a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final, conclusive and binding upon all parties in interest.

(b) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving you the right to be retained as an employee of the Company or any Affiliate of the Company. In addition, the Company or an Affiliate of the Company may at any time dismiss you from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

(c) Securities Matters. The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(d) Termination of the Plan; No Right to Future Grants. By entering into this Agreement, you acknowledge: (1) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (2) that each grant of restricted stock is a one-time benefit which does not create any contractual or other right to receive future grants, or benefits in lieu of restricted stock; (3) that all determinations with respect to any such future grants, including, but not limited to, the times when the restricted stock shall be granted, the restriction period, the number of shares subject to each award, and the time or times when any such grants shall vest, will be at the sole discretion of the Company; (4) that your participation in the Plan is voluntary; (5) that the value of the Shares is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (6) that the Shares are not part of normal and expected compensation for purposes of calculating any severance, resignation, bonuses, pension or retirement benefits or similar payments; (7) that the right to any unvested portion of the Shares ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan or this Agreement; (8) that the future value of the Shares is unknown and cannot be predicted with certainty; and (9) the foregoing terms and conditions apply in full with respect to any prior grants of restricted stock to you.

(e) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(f) Governing Law. The internal law, and not the law of conflicts, of the State of Delaware will govern all questions concerning the validity, construction and effect of this Agreement.

(g) Notices. You should send all written notices regarding this Agreement or the Plan to the Company at the following address:

MoneyGram International, Inc.

Executive Vice President, Human Resources and Corporate Services

1550 Utica Avenue South

Minneapolis, MN 55416

(h) Notice. This Restricted Stock Award Agreement is made a part of the Notice and shall have no force or effect unless such Notice is duly executed and delivered by the Company to you.

* * * * * * * *

Updated and Approved on May 8, 2007